Exhibit 99.2

NASDAQ: FCTR 2005 Fourth Quarter & Year End Conference Call Tuesday, January 24, 2006

Bob James President & CEO First Charter Corporation 2

Forward Looking Statements 3 This presentation contains forward looking statements with respect to the financial conditions and results of operations of First Charter Corporation. These forward looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements, and which may be beyond our control, include, among others, the following possibilities: (1) projected results in connection with management's implementation of, or changes in, our business plan and strategic initiatives, including the balance sheet initiatives, are lower than expected; (2) competitive pressure among financial services companies increases significantly; (3) costs or difficulties related to the integration of acquisitions, including deposit attrition, customer retention and revenue loss, or expenses in general are greater than expected; (4) general economic conditions, in the markets in which the Corporation does business, are less favorable than expected; (5) risks inherent in making loans, including repayment risks and risks associated with collateral values, are greater than expected; (6) changes in the interest rate environment, or interest rate policies of the Board of Governors of the Federal Reserve System, may reduce interest margins and affect funding sources; (7) changes in market rates and prices may adversely affect the value of financial products; (8) legislation or regulatory requirements or changes thereto, including changes in accounting standards, may adversely affect the businesses in which the Corporation is engaged; (9) regulatory compliance cost increases are greater than expected; (10) the passage of future tax legislation, or any negative regulatory, administrative or judicial position, may adversely impact the Corporation; (11) our competitors may have greater financial resources and may develop products that enable them to compete more successfully in the markets in which we operate; and (12) changes in the securities markets, including changes in interest rates, may adversely affect our ability to raise capital from time to time. For further information and other factors which could affect the accuracy of forward looking statements, please see First Charter's reports filed with the SEC pursuant to the Securities Exchange Act of 1934 which are available at the SEC's website (www.sec.gov) or at First Charter's website (www.FirstCharter.com). Readers are cautioned not to place undue reliance on these forward looking statements, which reflect management's judgments only as of the date hereof. The Corporation undertakes no obligation to publicly revise those forward looking statements to reflect events and circumstances that arise after the date hereof.

Conference Call Outline 4 Highlights of Fourth Quarter Performance Fourth Quarter & 2005 Financial Summary Growth Strategy Update 2006 Focus and Initiatives 2006 Earnings Guidance Questions

Fourth Quarter Highlights 5 Balance Sheet Repositioning

Balance Sheet Repositioning 6 After-Tax Charge of $20 MM The Right Decision Improved Financial Profile Improved Net Interest Margin and Earnings Renewed Focus on Core Business

Fourth Quarter Highlights 7 Balance Sheet Repositioning Record Net Interest Income of $32.5 Million Strong Loan Growth (12%) & Solid Credit Quality Strong Growth in Core Deposit Balances (8%) Continued High Customer Satisfaction First Branch Opened in Raleigh Market

2005: A Year of Transition 8 Executive Leadership Financial Repositioning New Market Entry Enhanced Focus on Performance

9 Chuck Caswell Chief Financial Officer Fourth Quarter Summary

2005 Fourth Quarter Results Quarter impacted by Balance Sheet Repositioning Balance Sheet Repositioning performing as expected Overall, we are encouraged with the Performance of the Core Bank 10

2005 Fourth Quarter Results -Impacted by Late October Balance Sheet Repositioning Specifics in 3rd Quarter Press Release $20 Million after-tax charge to execute Quarterly Net Income(Loss) ($8.3) Million vs. $11.6 Million 4Q 2005 Compared to 4Q 2004 11

Balance Sheet Repositioning Recap 12

Third Quarter Position First Charter had a larger securities portfolio and was more reliant on wholesale funding (primarily with FHLB) than Peers FCTR Peers Investments 32% vs 21% Wholesale Funding 41% vs 20-25% 13

Third Quarter Position Wholesale balance sheet had a negative impact on First Charter's cost of funds, margin, profitability and ability to grow capital Fundamental Asset/Liability mismatch evolved: Investment Yields 3.50% - Fixed Debt Costs 5.28% - Floating* Estimated drag on Earnings** = $8.3 million pre-tax * Expected 4th Quarter Average ** Assuming $466 Million Leverage Portfolio 14

2005 Fourth Quarter -Late October Balance Sheet Repositioning Deleveraged Balance Sheet by Approximately 10% Sold $466 Million Securities - Yield 3.50% Extinguished Similar amount of Debt - Yield 5.28% Terminated $222 Million Related Swaps Incurred approximately $20 Million after-tax charge 15

16 Securities Portfolio 23% Securities Portfolio 23% December 31, 2005 Securities Portfolio 40% December 31, 2004 Securities Portfolio 40% Loans 60% Loans 77% Securities were Reduced by $754 Million over the past 12 Months. Relative to Earnings Assets

Q4 2004 Q2 2005 Q3 2005 Peer - Q2 2005 Q4 2005 0.3729 0.305 0.292 0.206 0.2124 17 Q3 2005 Q4 2005 0.406 0.3335 Balance Sheet Repositioning - Balance Sheet Impact Reducing the size of the securities portfolio and amount of wholesale funding puts First Charter's balance sheet ratios more in-line with peers Note: Median peers as of June 30, 2005; Includes ALAB, MSBK, PRSP, SASR, SBIB, TSFG and UCBI 1 Includes $25mm of trust preferred issuance 2 Based on static balance sheet Wholesale Borrowing/ Total Liabilities 1 Securities/Total Assets

Focus on the Balance Sheet



7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
--------Loan Yields (up 152 bp)------------------------
--------Deposit Yields (up108 bp)---------------------
Q4 2003
Q1 2004
Q2 2004
Q3 2004
Q4 2004
Q1 2005
Q2 2005
Q3 2005
Q4 2005

Community Bank – Asset Sensitive

FIRST CHARTER

18

Focus on the Balance Sheet Wholesale Bank - Liability Sensitive Securities Yields (up 24 bp) Borrowing Yields (up 201 bp) 19

2005 Fourth Quarter Results -Impacted by Late October Balance Sheet Repositioning EPS ($0.27) vs. $0.38 ROA (0.77)% vs. 1.04% ROE (10.21)% vs. 14.73% 4Q 2005 Compared to 4Q 2004 20

2005 Results -Impacted by Late October Balance Sheet Repositioning EPS $0.82 vs. $1.40 ROA 0.56% vs. 0.98% ROE 7.86% vs. 14.05% 2005 Compared to 2004 21

2005 Fourth Quarter Results -Impacted by Late October Balance Sheet Repositioning Record Net Interest Income FTE of $32.5MM vs. $31.7 MM Net Interest Margin Improved 35 bp from 2.92% to 3.27% Investment Portfolio Yields Improved 32 bp from 3.84% to 4.16% 4Q 2005 Compared to 3Q 2005 22

Core Bank Performance 23

Loans 4Q04 1Q05 2Q05 3Q05 4Q05 Commercial 1.34 1.31 1.39 1.48 1.5 Mortgage 0.35 0.47 0.59 0.59 0.58 Consumer 0.76 0.78 0.81 0.83 0.84 Loan Growth - Total Loan Average Balances grew $484 Million or 20%. Commercial Loans up 12%. Consumer Loans up 11%. 24 .... in Billions 20% Up 3% annualized Down 3% annualized Up 7% annualized Q1 2005 Mortgage Loan Purchase Contributed $191 Million

Deposit Growth - Retail Deposits and Cash Management Product average balances are up 8% over the past year Deposits 4Q04 1Q05 2Q05 3Q05 4Q05 Retail CDs 0.918 0.9698 0.9816 0.993 0.93 Cash Mgmt Products 0.13 0.11 0.1125 0.128 0.109 Interest Checking & MM 0.974 0.9279 0.9078 0.9647 1.05 Noninterest bearing 0.388 0.372 0.387 0.417 0.424 25 .... in Billions Noninterest bearing DDA Average Balance up 9% vs. year ago and 7% annualized in the quarter Up 36% annualized 8 % Down 25% annualized

Fourth Quarter Results Noninterest Income Impacted by Balance Sheet Repositioning Loss on Sale of Securities - ($16.7 Million) Deposit Service Charges Up 5.2% ATM/Debit Card/Other Up 18.2% Mortgage Loan Fees Up 120% Financial Management Income Up 13.9% 26 4Q 2005 Compared to 4Q 2004

Deposit Service Charges Increased 5% over Q4 2004 Loans 4Q03 2Q04 4Q04 2Q05 4Q05 5.674 5.768 5.605 6.346 6.781 6.832 6.236 7.061 7.321 7.191 27 .... in Millions

Fourth Quarter Results Noninterest Expense Impacted by Balance Sheet Repositioning and Raleigh Market Entry Debt Extinguishment Expense of $6.9 Million Derivative Termination Costs of $7.8 Million Salary Expense Up $1.9 Million or 13.22% Health Insurance Raleigh Extended Hours Incentives Marketing up $0.5 Million Sales and Use Tax $0.3 Million Fixed Asset Correction - Contributed to Lower Occupancy and Equipment expense by $1.1 Million 28 4Q 2005 Compared to 4Q 2004

Asset Quality Remains Sound 29

Growth Strategy Update 30

Focus On Long Term Growth Community Banking Model Exceptional Service Large, Bureaucratic Competitors 31 Market Expansion De Novo Branches Smart Acquisitions Organic Growth Vibrant Disciplined Sales Comprehensive Products Convenience

Delivering "Expect More" Service 4Q/02 2Q/03 4Q/03 2Q/04 4Q/04 2Q/05 4Q/05 79 83 80 80 82 81 80 83 82 83 85 82 81 84 * Quarterly independent survey of over 1,500 customers ** American Banker/Gallup 2005 Consumer Survey 32 Industry Average** Very Satisfied 63% *Percent of Very Satisfied Customers 84%

2002 2003 2004 6/27/1905 19068 40995 38607 41779 33 Acquiring New Customers ....CHAMP Results as of December 31, 2005 Net Fee Revenue Per Account $264 2003 2002 2004 2005

Improving Customer Profitability 34 Focus on Retention On-Boarding New Customers Targeting the "Sweet Spot" Customer Improving Customer Profitability

Expanding the Enterprise Replacement Financial Centers Charlotte (June) Monroe (July) Concord (September) 35

Expanding the Enterprise Replacement Financial Centers Charlotte (June) Monroe (July) Concord (September) De Novo Financial Centers Charlotte (October) 36

37 Charlotte - Colony Place Opening New Markets

Expanding the Enterprise Replacement Financial Centers Charlotte (June) Monroe (July) Concord (September) De Novo Financial Centers Charlotte (October) Raleigh (October) 38

39 Raleigh - Atrium Opening New Markets

Expanding the Enterprise Replacement Financial Centers Charlotte (June) Monroe (July) Concord (September) De Novo Financial Centers Charlotte (October) Raleigh (October) Loan Production Office Asheville (December) 40

41 2006 Focus & Initiatives

2006 Focus & Initiatives Enhance Workplace Environment Increase Marketing Continue Focus on Commercial Lending Enhance Consumer Loan Delivery 42

2006 Focus & Initiatives Continue Emphasis on Expense Control Improve Net Interest Margin Improve and Expand our Franchise 43

2006 Focus & Initiatives Replacement Financial Centers Lincolnton (June) Denver (July) De Novo Financial Centers North Raleigh (February) Garner (February) Cary (February) 44

45 2006 Earnings Guidance

Key Assumptions "Same Store Sales" (or First Charter excluding Raleigh) Loan Growth: 10 to 12% Concentrated in Commercial and Consumer; expect Mortgage Portfolio to be flat year over year Core Deposit Growth : 9 to 11% Concentrated in DDA and Money Market Deposits; expect CDs to be flat year over year Non Interest Income : 7 to 9% Service Charges, Mortgage, Insurance and Brokerage to drive results Non Interest Expense : 3 to 5% Growth due to higher benefits costs; 4% Salary increases and technology related spends; does not include FAS 123r 46

Key Assumptions Net Interest Margin: 3.40-3.50% Expect lift from full year benefit of balance sheet repositioning and the run-off of low-yielding securities Net Charge-Offs: 20 to 30 basis points of total loans Expect 2006 credit trends to resemble 2004 and 2005 Income Tax Rate: Expect a tax rate in a range between 33.8% and 34.2% Interest Rate / Economic View Assuming interest rates evolve along the implied forward rate path based on early December yield curve. Anticipate GDP growth in 3.0-3.5% range for 2006. 47

2006 Earnings Guidance 48 Earnings Per Share $1.63 - $1.67 Including Raleigh Expansion Raleigh expenses will cost about 5 cents in 2006 Excluding FAS 123r expenses

2006 Earnings Guidance 49 Earnings Per Share $1.63 - $1.67 Excluding FAS 123r expenses Anticipate issuing 8-K once 2006 Compensation Plan is approved

Questions 50

Check our Website at www.firstcharter.com Questions and Additional Inquiries Bob James (704-688-4520) Chuck Caswell (704-688-1112) For Information About First Charter 51

NASDAQ: FCTR 52